FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, S.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2007

AZZ incorporated

(Exact name of Registrant as specified in its charter)

TEXAS	1-12777	75-0948250
(State or Other Jurisdiction of Incorporation or Organization)	Commission File No.	(I.R.S. Employer Identification Number)

University Center 1, Suite 200

1300 South University Drive

Fort Worth, TX 76107

(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code: (817) 810-0095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is Exhibit 99.2, AZZ incorporated’s Press Release reporting the Company’s unaudited earnings and other selected financial information for the three and nine month periods ended November 30, 2006, dated January 5, 2007.

ITEM 8.01 OTHER EVENTS

Attached is Exhibit 99.1, Unaudited Financial and Other Statistical Information, for the three and nine month periods ended November 30, 2006 and Guidance for Fiscal Year 2007, which compiles AZZ incorporated’s unaudited financial and other statistical information for the three and nine month periods ended November 30, 2006 and provides forward looking guidance for the fiscal year ending February 28, 2007. The guidance for the fiscal year to end February 28, 2007, consists of either a projected range or management’s estimate of most likely results. These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts. We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

ITEM 9.01 EXHIBITS

The following exhibits are filed as part of this report.

Exhibit 99.1	Unaudited Financial and Other Statistical Information for the three and nine month periods ended November 30, 2006, and Guidance for Fiscal Year 2007.

Exhibit 99.2	AZZ incorporated’s Press Release reporting the Company’s unaudited earnings and other selected financial information for the three and nine month periods ended November 30, 2006, dated January 5, 2007.

FORWARD LOOKING STATEMENTS

Except for the statements of historical fact, this report may contain “forward-looking statements” that involve risks and uncertainties that are detailed from time to time in documents filed by the Company with the SEC. Those risks, uncertainties, and factors include, but are not limited to: change in demand, prices and raw material cost, including zinc which is used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company’s growth strategy; and customer demand and response to products and services offered by the Company. The Company can give no assurance that such expectations will prove to be correct. We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated

DATE: 1/5/2007	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer